                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

      [ ]   Preliminary Proxy Statement
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
            240.14a-12
      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

                                XATA CORPORATION
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 707-5600

                                                                January 11, 2005

Dear Shareholder:

      You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 3:00 p.m., on Thursday, February 17, 2005, at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota.

      This year you are presented with proposals to:

            -     elect seven (7) directors;

            - approve the acquisition of additional Series B Preferred Stock by Trident Capital as dividends on its current holdings of Series B Preferred Stock;

            - approve an amendment to the Bylaws of the Company to permit uncertificated shares.

      Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to shareholders.

      We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                                     Very truly yours,

                                                     /s/ Stephen A. Lawrence
                                                     ---------------------------
                                                     Stephen A. Lawrence
                                                     Chairman

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 707-5600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 2005

To the Shareholders of XATA Corporation:

      The Annual Meeting of Shareholders of XATA Corporation (the "Company") will be held on Thursday, February 17, 2005, at 3:00 p.m., at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, for the following purposes:

      (1) To fix the number of directors at seven (7) and to elect seven (7) directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2005. ONLY 6 OF THE 7 DIRECTORS WILL BE ELECTED BY THE HOLDERS OF OUR COMMON STOCK. THE REMAINING ONE DIRECTOR WILL BE ELECTED BY THE HOLDERS OF OUR SERIES B PREFERRED STOCK, VOTING AS A CLASS.

      (2) To approve the acquisition of additional Series B Preferred Stock of the Company by the Trident Investors (as defined in this proxy statement) as dividends in connection with their investment in Series B Preferred Stock in December 2003.

      (3) To approve an amendment to the Bylaws of the Company to permit uncertificated shares.

      (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

      We have fixed the close of business on January 5, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

      Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

                                              By Order of the Board of Directors

                                              /s/ Craig S. Fawcett
                                              ---------------------------
January 11, 2005                              Craig S. Fawcett
                                              Secretary

                                TABLE OF CONTENTS

GENERAL INFORMATION..............................................................................................       1

RECORD DATE AND VOTING...........................................................................................       1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS........................................................................       2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT...............................................................       3

PROPOSAL 1 - ELECTION OF DIRECTORS...............................................................................       6

EXECUTIVE COMPENSATION...........................................................................................      11

PROPOSAL 2 - APPROVAL OF THE ACQUISITION OF ADDITIONAL SERIES B PREFERRED STOCK OF THE COMPANY BY THE TRIDENT
INVESTORS........................................................................................................      16

PROPOSAL 3 - APPROVAL OF AMENDMENT OF THE BYLAWS OF THE COMPANY TO PERMIT UNCERTIFICATED SHARES..................      19

AUDIT COMMITTEE REPORT...........................................................................................      19

PROPOSALS FOR FISCAL 2005 ANNUAL MEETING.........................................................................      21

APPENDIX A:  PROPOSED AMENDMENT TO BYLAWS

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55337
                                 (952) 707-5600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 2005

                               GENERAL INFORMATION

      This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Thursday, February 17, 2005, to be held at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, at 3:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters that will come before the meeting.

      A copy of our annual report, which includes our report on Form 10-KSB for the fiscal year ended September 30, 2004, is enclosed for your information. It is not a part of the proxy solicitation material. The report describes the financial condition of the Company as of September 30, 2004.

      We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

      We have fixed January 5, 2005, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, we had issued and outstanding 7,282,785 shares of our Common Stock, par value $.01 per share, and 1,643,304 shares of our Series B Preferred Stock ("Preferred Stock"). Each share of Common Stock and Preferred Stock is entitled to one vote on each proposal to be presented to the meeting. In addition, the Preferred Stock votes separately as a class with respect to the election of Christopher P. Marshall, one of the seven nominees for election as directors. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE

By signing and returning the enclosed proxy card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL BE VOTED

Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR PROXY

You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of Craig S. Fawcett, Chief Executive Officer, on or before February 16, 2005. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS

If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES

If a broker turns in a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR AUTHORIZATION OF ACQUISITION OF ADDITIONAL PREFERRED STOCK BY TRIDENT, AND FOR AMENDMENT OF THE BYLAWS TO PERMIT UNCERTIFICATED SHARES.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

      The following table sets forth as of December 31, 2004 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of the current directors (who also comprise all nominees for election as director);
(iii) each Named Executive Officer (as defined in "EXECUTIVE COMPENSATION"); and
(iv) all of our executive officers and directors as a group.

      Securities reported as "beneficially owned" include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after December 31, 2004.

                                                        NUMBER OF SHARES
            NAME AND ADDRESS                                 OWNED (4)         PERCENTAGE
----------------------------------------                ----------------       ----------
Stephen A. Lawrence (1)(2)                                  73,933 (4)(8)          1.0%
3154 North Service Drive
Red Wing, MN  55066

Richard L. Bogen (1)(2)                                     38,750 (4)             *
65159 East Diamond Ridge Court
Tucson, AZ  85739

Craig S. Fawcett (1)(2)(3)                                 179,940 (4)(6)          2.4%
151 East Cliff Road, Suite 10
Burnsville, MN  55337

Carl M. Fredericks (1)(2)                                   61,326 (4)(7)          *
4275 Executive Square, Suite 350
La Jolla, CA  92037

Roger W. Kleppe (1)(2)                                      60,491 (4)             *
2901 Mead Court
Burnsville, MN  55337

Christopher P. Marshall (1)(2)(9)(10)(11)                    5,000 (4)             *
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301

Charles R. Stamp, Jr. (1)(2)(5)                                  0                 *
300 Grimes Bridge Road
Roswell, GA  30075

John G. Lewis (3)                                          103,492 (4)(6)          1.4%
151 East Cliff Road, Suite 10
Burnsville, MN  55337

                                                       NUMBER OF SHARES
          NAME AND ADDRESS                                  OWNED (4)           PERCENTAGE
----------------------------------                     ----------------         ----------
Thomas N. Flies (3)                                         58,010 (4)(6)            *
151 East Cliff Road, Suite 10
Burnsville, MN  55337

Peter A. Thayer (3)                                         14,228 (6)               *
151 East Cliff Road, Suite 10
Burnsville, MN  55337

Mark W. Engel (3)                                           14,228 (6)               *
151 East Cliff Road, Suite 10
Burnsville, MN  55337

William  and                                               658,185                  9.0%
Linda Flies, JT (11)
151 East Cliff Road, Suite 10
Burnsville, MN  55337

John Deere Special Technologies                          2,144,060                 29.4%
Group, Inc. (11)
300 Grimes Bridge Road
Roswell, GA  30075

Trident Capital, Inc. (11)                               2,128,026 (10)            22.6%
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301

All executive officers and current                         609,398 (4)(6)           7.9%
directors as a group (11 persons)

----------
*  indicates ownership of less than 1%

(1)   Currently a director.

(2)   Nominee for election as director.

(3)   Executive officer.

(4) Includes shares of Common Stock issuable upon exercise of currently exercisable options and warrants as follows: Stephen A. Lawrence - 46,250 shares; Richard L. Bogen - 38,750 shares; Craig S. Fawcett - 142,000 shares; Carl M. Fredericks - 36,250 shares; Roger W. Kleppe - 36,250 shares; Christopher P. Marshall - 5,000 shares; John G. Lewis - 79,034 shares; Thomas N. Flies - 36,737 shares; and all officers and directors as a group - 405,271 shares.

(5)   Nominee of John Deere Special Technologies Group, Inc. ("JDSTG")

(6) Includes shares of restricted Common Stock, a portion of which is unvested and subject to forfeiture: Craig S. Fawcett - 37,940 (25,293 unvested) shares; John G. Lewis - 24,458 (16,305 unvested) shares; Thomas N. Flies - 11,057 (7,371 unvested) shares; Peter A. Thayer - 14,228 (14,228 unvested) shares; Mark W. Engel - 14,228 (14,228 unvested) shares; and all officers and directors as a group - 101,911 (77,425) shares.

(7)   Includes 8,000 shares held by Carl M. Fredericks SEP IRA.

(8) Includes 10% of the 88,151 shares of Common Stock held by XATA Investment Partners, LLC, a limited liability company in which Mr. Lawrence is a member.

(9) Nominee of entities affiliated with Trident Capital, Inc. (the "Trident Investors"), who are the holders of our Series B Preferred Stock. The Trident Investors are entitled to vote for up to two directors as a class so long as they hold at least 325,000 shares of Series B Preferred Stock.

(10) Consists of 1,676,800 shares issuable upon conversion of Series B Preferred Stock and 451,226 shares issuable upon exercise of related warrants. The shares underlying Preferred Stock and warrants are held of record as set forth in the following table. Trident Capital, Inc. ("Trident") is authorized to act on behalf of the general partner of each of the record holders. Trident, its current director and its director nominee (Christopher P. Marshall) disclaim beneficial ownership of these shares, except to the extent of their respective economic interests in the Trident entities.

                   Holder                                      Preferred Stock              Warrants
------------------------------------------------               ---------------              --------
Trident Capital Fund-V, L.P.                                      1,502,139                  404,709

Trident Capital Fund-V Affiliates Fund, L.P.                          8,730                    2,326

Trident Capital Fund-V Affiliates Fund (Q), L.P.                      8,330                    2,218

Trident Capital Fund-V Principals Fund, L.P.                         43,478                   11,579

Trident Capital Parallel Fund-V, C.V.                               114,123                   30,394

(11) Trident has entered into a Voting Agreement with JDSTG and William P. Flies whereby JDSTG and Mr. Flies (a) agree to vote for Trident's nominee(s) for director, at such time as Trident no longer holds sufficient Preferred Stock to elect two directors as a separate class, but only for so long as the Trident Investors own at least 800,000 shares of Common Stock (directly or by ownership of Preferred Stock), and (b) grant Trident a right of first refusal to acquire their shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors. The current number of directors is fixed at seven (7). The seven nominees for election as directors at the Annual Meeting are as follows:

            Nominees to be Voted on by Holders of Common and Preferred Stock Stephen A. Lawrence
            Richard L. Bogen
            Craig S. Fawcett
            Carl M. Fredericks
            Roger W. Kleppe
            Charles R. Stamp, Jr.

            Nominee to be Voted on by Holders of Preferred Stock Only Christopher P. Marshall

      All of the nominees are currently members of the Board of Directors.

      Five (5) of the seven (7) nominees for election as directors at the Annual Meeting were selected by majority vote of our independent directors only (listed below), as required under the listing standards of the Nasdaq Stock Market ("Nasdaq"). These nominees are Stephen A. Lawrence, Richard L. Bogen, Craig S. Fawcett, Carl M. Fredericks, and Roger W. Kleppe.

      Charles R. Stamp, Jr. is a nominee of JDSTG and Christopher P. Marshall is a nominee of Trident Capital, Inc. ("Trident"). Currently, JDSTG has the right to nominate three directors and Trident has the right to nominate two directors (one of whom must be independent of Trident and approved by our independent directors if the total number of directors is seven or less). These rights were negotiated in connection with their respective investments in the Company. Each of JDSTG and Trident has designated just one nominee (Charles R. Stamp and Christopher P. Marshall, respectively) for election at the Annual Meeting.

      The following current members of the Board of Directors (comprising a majority of the current Board) are "independent," as defined by Nasdaq listing standards related to Board membership:

            Stephen A. Lawrence (Chairman)
            Richard L. Bogen
            Carl M. Fredericks
            Roger W. Kleppe
            Christopher P. Marshall
            Charles R. Stamp, Jr.

(However, Messrs. Stamp and Marshall are not independent for purposes of service on the Audit Committee, for which a higher standard is imposed by Nasdaq, because they are associated with JDSTG and Trident, principal shareholders of the Company.)

      The directors elected at this Annual Meeting, and at annual meetings thereafter, unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting.

      In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

      STEPHEN A. LAWRENCE                       Director since September 1995
                                                Chairman

      Mr. Lawrence is currently the Chairman and Chief Executive Officer of LTX, Inc. which is the parent company of the following multi-product line transportation providers: Lawrence Transportation Company; Lawrence Leasing, Inc.; Wilson Refrigerated Express, Inc.; and Freight Plus, Inc. Prior to assuming his role as Chairman and Chief Executive Officer of LTX, Inc. in 1991, he was Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991), and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence was the past President of the Truck Rental and Leasing Association and is a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. He was appointed Chairman of the Board of XATA Corporation in June 2003. He previously served as Chairman from November 1997 to July 2001, and served as a member of the chairman's council from August 1999 to September 2000. Mr. Lawrence is 61 years old.

      RICHARD L. BOGEN                          Director since March 2000

      Mr. Bogen has extensive global experience in transportation, supply chain and logistics management, and automotive manufacturing through past positions as the President and CEO of UPS Logistics Group, Inc., an international subsidiary of United Parcel Service (UPS); Senior Vice President and General Manager of UPS Truck Leasing, Inc.; Senior Vice President and COO of Lend Lease, Inc., a subsidiary of National Car Rental; as a senior management consultant with Booz Allen & Hamilton, Inc.; and a partner with Ray & Berndtson, a global executive search firm. Currently, Mr. Bogen is the founding partner of RLB Executive Search and leads search assignments at the CEO, COO, CFO and other executive management levels. He has served as the Chairman of the Truck Rental and Leasing Association (TRALA), on the executive committee of the American Trucking Association (ATA), as a trustee of the Atlanta Botanical Gardens, on the advisory board of the Georgia Institute of Technology for logistics graduate programs, on the Council of Logistics Management (CLM), and on the Board of Directors for the High Museum in Atlanta. Mr. Bogen currently serves on the Board of Directors for Children's Charities of America and on the Advisory Board for Atlanta-based Centricity, Inc. Mr. Bogen served as Chairman of the Board of XATA Corporation from July 2001 until February 2002. Mr. Bogen holds a bachelors degree in Business Administration from the University of Minnesota where he has also completed extensive post graduate executive management programs. Mr. Bogen is 68 years old.

      CRAIG S. FAWCETT                          Director since February 2002

      (President and Chief Executive Officer of the Company)

      Mr. Fawcett has been President and Chief Executive Officer since joining XATA in February 2002. He is a graduate of Harvard Business School with an MBA and has a Bachelor of Science degree in Engineering from Ohio State University. Before joining XATA, Mr. Fawcett was Vice President of the Global Agriculture Division of Deere & Company where he held numerous leadership positions involving mergers and acquisitions, operations, special technologies, business development, and served on several boards of Deere-owned technology companies. Prior to that, he was a strategic management consultant for Arthur Andersen (now Accenture), where he led a series of international technology project engagements for Global-1000 clients. Mr. Fawcett is 38 years old.

      CARL M. FREDERICKS                        Director since February 1998

      Mr. Fredericks is currently the President of Fredericks & Associates, a regional investment banking firm, founded in 1982 and located in San Diego, CA, specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. He also is Chief Executive Officer of CBC Management, LLC, the sole manager of Commercial Bridge Capital, LLC, a private bridge loan fund. From 1995 to 1998, Mr. Fredericks was the managing member of Fredericks, Shields & Co., LLC, a firm that was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and investment manager at Westinghouse Credit Corporation, Newport Beach, CA, where he was responsible for managing its investments in sponsored leverage buyouts and recapitalization of large- and middle-market companies in the United States. Mr. Fredericks holds a master's degree in business administration and finance from Columbia University, Graduate School of Business Administration, New York City, and a bachelor's degree in economics from Denison University in Granville, Ohio. He previously served as a member of the board of directors of Bio-Interfaces, Inc., and as an advisor to the boards of directors of Triton Group Ltd. and Firstworld Communications, Inc. He also is a member of the board of directors of the Association for Corporate Growth (San Diego Chapter). Mr. Fredericks is currently a trustee of the Marshall M. Fredericks Sculpture Museum at Saginaw Valley State University. Mr. Fredericks is 60 years old.

      ROGER W. KLEPPE                           Director since September 1995

      Mr. Kleppe is Vice President of Human Resources, Real Estate and Facility Services for Blue Cross and Blue Shield of Minnesota, reporting to the president and chief executive officer. Blue Cross is the State of Minnesota's oldest and largest health insurance company with more than 2.6 million members and $7.0 billion in revenue. Mr. Kleppe has been with Blue Cross since March 1994. He previously served on the Blue Cross board of trustees and on the corporate member board, each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He currently serves on the board of directors for Prime Therapeutics, Inc., a for-profit pharmacy benefit management company. Mr. Kleppe also serves as President of the Human Resources Executive Council, a professional association of human resource executives from the largest companies in the Twin Cities, and serves as a member of the board of advisors for the Executive Development Center, Carlson School of Management, at the University of Minnesota. Mr. Kleppe is 55 years old.

      CHRISTOPHER P. MARSHALL                   Director since December 2003

      Mr. Marshall joined Trident Capital in 1996 as a Principal and has been a Managing Director since 1998. In this role, he focuses on the payments, outsourcing and communications technology markets. From 1992 to 1994, he was an Associate with the Leveraged Capital Group of Banque Paribas. Earlier in his career, Mr. Marshall was a Financial Analyst in the Corporate Finance department of Chase Manhattan Bank, where he specialized in merchant banking transactions. Mr. Marshall received a bachelor's degree from Hamilton College and a master's degree in business administration from Northwestern University, J.L. Kellogg Graduate School of Management. Mr. Marshall is 36 years old.

      CHARLES R. STAMP, JR.                     Director since September 2000

      Mr. Stamp received a bachelor's degree from Southeast Missouri State University in 1971 and is a graduate of the University of Missouri School of Law in Columbia, MO. He practiced law from 1974 until 1981 and then entered the agribusiness field. In September 2002, Mr. Stamp was named Vice President, Public Affairs Worldwide of Deere and Company. Prior to this he served as President of John Deere Special Technologies Group, Inc. and as President, Worldwide Agricultural Division - Global AgServices of Deere and Company. He is the immediate past President, Chief Executive Officer and co-founder of InterAg Technologies, Inc., a privately held Atlanta-based agricultural electronics manufacturing and computer software company, which was acquired by Deere and Company in 1999 to form the basis of Deere's Special Technologies Group. Mr. Stamp entered the agribusiness industry in 1981 as President and Chief Executive Officer of Meyer Agri-Products, Inc., a company that later became a division of Butler Manufacturing Company of Kansas City, MO., where he served as a division vice president. Stamp serves as Chairman of the Association of Equipment Manufacturers, the global trade association for manufacturers of agricultural, construction, forestry, mining and utility equipment. Mr. Stamp is 55 years old.

DIRECTOR COMPENSATION

      Non-employee directors (except Mr. Stamp, the JDSTG nominee, and Mr. Marshall, the Trident nominee) will receive $5,000 annually to serve on the Board of Directors.

      Each non-employee director (except Mr. Stamp) also will receive upon re-election at the Annual Meeting a 5,000 share stock option grant and a 2,500 share restricted stock award, both pursuant to the Company's 2002 Long-Term Incentive and Stock Option Plan. The stock options are exercisable for five years commencing at the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. The restricted stock is fully vested at the time of award and is restricted from sale for one year. The restricted stock award includes a cash gross-up to offset the estimated tax liability incurred at the time of award.

      Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

BOARD MEETINGS AND COMMITTEES

      During the year ended September 30, 2004, the Board of Directors met four times, held four teleconferences and otherwise conducted business by unanimous written action. Committees of the Board met independently as well as immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and of the meetings of the Board committees on which he served.

      The Board of Directors has established an Audit Committee and a Compensation Committee. During the fiscal year ended September 30, 2004, each committee was comprised of all independent directors (under the Nasdaq standards applicable to such committees), as follows:

  Audit Committee                                     Compensation Committee
  ---------------                                     ----------------------
Carl M. Fredericks*                                     Roger W. Kleppe*
Roger W. Kleppe                                         Richard L. Bogen
Stephen A. Lawrence                                     Charles R. Stamp, Jr.

* Chairman

      The Board of Directors has unanimously determined that all Audit Committee members are financially literate under the Nasdaq listing standards and that Carl M. Fredericks is a qualified audit committee financial expert as defined in the regulations of the Securities and Exchange Commission (the "SEC").

      The purpose of the Audit Committee includes (1) annually selecting a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) reviewing the scope of audits made by the independent public accountants; and (3) receiving and reviewing the audit reports submitted by the independent public accountants and taking such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. See "Audit Committee Report."

      The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines stock options and awards, which may be included in the compensation set forth for each individual.

      We have adopted a code of ethics which applies to our president/chief executive officer, chief financial officer, and controller, and persons performing similar functions. A copy of the code of ethics is filed as an exhibit to our Report on Form 10-KSB for the fiscal year ended September 30, 2004 and is posted on our website (www.xata.com). In addition, we will provide a copy to any person, without charge, upon request.

NOMINATION OF DIRECTOR CANDIDATES

      Nominees for election to the Board of Directors of XATA are selected by the independent members of our Board, subject to the rights of JDSTG and the Trident Investors (see Notes 5, 9, 10, and 11 of the table in "PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT" and "ELECTION OF DIRECTORS"). We do not have a standing nominating committee or a charter with respect to the nominating process. If we appointed such a committee, its membership would consist of the independent directors, or a subset of them. To date, all director nominees have been identified by current directors or management. We have never engaged a third party (for a fee or otherwise) to identify candidates and we have never received a proposed candidate from a source outside of the Company. However, the Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to our Chief Executive Officer, Craig S. Fawcett. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board evaluates candidates based on financial literacy, knowledge of the Company's industry or other background relevant to the Company's needs, status as a stakeholder in the Company, "independence" for purposes of compliance with the rules of the SEC and Nasdaq, and willingness, ability, and availability for service.

SHAREHOLDER COMMUNICATION WITH THE BOARD

      We do not have a formal procedure for shareholder communication with our Board of Directors. In general, our officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our president or chief financial officer with a request to forward the same to the intended recipient. In the alternative, shareholders can direct correspondence to the Board to the attention of our Board Chairman, Stephen A. Lawrence, or to the attention of the Chairman of our Audit Committee, Carl M. Fredericks, in care of the Company at the Company address. All such communications will be forwarded unopened.

      We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. All incumbent directors and nominees attended the annual meeting in February 2004.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

      Our current executive officers are as follows:

       Name                                  Age                           Position
       ----                                  ---                           --------
Craig S. Fawcett                              38          Chief Executive Officer, President, and Director

John G. Lewis (1)                             39          Chief Operating Officer, Chief Financial
                                                          Officer, Treasurer, and Secretary

Peter A. Thayer                               44          Chief Technical Officer

Mark W. Engel                                 42          Vice President - Sales

Thomas N. Flies                               35          Vice President - Business Development

      (1) Mr. Lewis resigned as Chief Operating Officer and Chief Financial Officer effective January 7, 2005. Our Chief Executive Officer, Craig S. Fawcett, has assumed the additional roles of Chief Financial Officer and Secretary until we hire a replacement.

EXECUTIVE COMPENSATION

      The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to our chief executive officer, and each executive officer with compensation in excess of $100,000 (the "Named Executive Officers") pursuant to a plan or contract or otherwise during fiscal years ended September 30, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                            Long-Term Compensation
                                         -------------------                            ----------------------
Name & Principal                                                   Other Annual     Restricted Stock
     Position                   Year    Salary ($)   Bonus ($)     Compensation    Awards ($)(7)(8)(9)  Options (#)
     --------                   ----    ----------   ---------     ------------    -------------------  -----------
Craig S. Fawcett (1)            2004      207,018     30,817(5)        -0-               151,381             -0-
President and Chief             2003      200,000       -0-            -0-                 -0-               -0-
Executive Officer               2002      117,692       -0-            -0-                 -0-            142,000

John G. Lewis (2)               2004      173,298     17,274(5)        -0-                97,587             -0-
Chief Operating Officer &       2003      170,000       -0-            -0-                 -0-             30,051
Chief Financial Officer         2002      166,885       -0-            -0-                 -0-             19,000

Peter A. Thayer (3)             2004       68,923     13,273(5)        -0-                81,100             -0-
Chief Technology Officer        2003        -0-         -0-            -0-                 -0-               -0-
                                2002        -0-         -0-            -0-                 -0-               -0-
Mark W. Engel (4)               2004       11,846     10,000(6)        -0-                78,965             -0-
Vice President - Sales          2003        -0-         -0-            -0-                 -0-               -0-
                                2002        -0-         -0-            -0                  -0-               -0-

Thomas N. Flies                 2004      138,283     11,471(5)        -0-                44,117             -0-
Vice President - Business       2003      136,000       -0-            -0-                 -0-             20,606
Development                     2002      135,885       -0-            -0-                 -0-             13,000

----------
(1) Mr. Fawcett joined the Company as President and Chief Executive Officer on February 20, 2002.

(2)   Mr. Lewis joined the Company as Chief Financial Officer on January 15,
      2001.

(3)   Mr. Thayer joined the Company as Chief Technology Officer on April 15,
      2004.

(4)   Mr. Engel joined the Company as Vice President of Sales on September 15,
      2004.

(5)   Represents formula-based incentive compensation.

(6)   Represents new employee signing bonus

(7) Total restricted shares of Common Stock and fair market value as of September 30, 2004: Craig S. Fawcett - 37,940 shares ($217,776); John G. Lewis - 24,458 shares ($140,389); Peter A. Thayer - 14,228 shares ($81,669); Mark W. Engel - 14,228 shares ($81,669); Thomas N. Flies -
      11,057 shares ($63,467).

(8) All restricted stock vests over a three-year period. Total restricted shares of Common Stock and unvested portion as of September 30, 2004:
      Craig S. Fawcett - 37,940 (25,293 unvested) shares; John G. Lewis - 24,458 (16,305 unvested) shares; Thomas N. Flies - 11,057 (7,371 unvested) shares; Peter A. Thayer - 14,228 (14,228 unvested) shares; Mark W. Engel - 14,228 (14,228 unvested) shares.

(9) During the each officer's continued full time employment with the Company, officer has full voting rights, dividend rights and other rights as a shareholder with respect to all vested (but not unvested) award shares.

      The Company has employment agreements with Craig S. Fawcett, John G. Lewis and Thomas N. Flies. Each of these agreements provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives. Each contract is for a period of one year and is automatically renewed for successive one year periods unless terminated by ninety (90) days notice in advance of renewal. Each of these agreements also contains provisions that prohibit the Company from materially altering positions, duties, benefit plans or incentive plans. Under the agreements, each respective executive is entitled to one year of salary continuation, in addition to certain other benefits, in the event the Company terminates the executive's employment without cause or if the employee terminates employment with good cause attributable to the Company. Each agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information. Agreements with each of the executive officers provide for accelerated vesting of restricted stock awards, and for Mr. Fawcett accelerated vesting of stock options, in the event of a "change of control" of the Company (as defined in such agreements).

      Base salary for each of the executive officers for fiscal 2005 (October 1, 2004 - September 30, 2005) is as follows:

                       Craig S. Fawcett          $225,000
                       John G. Lewis             $175,000
                       Peter A. Thayer           $160,000
                       Mark Engel                $160,000
                       Thomas N. Flies           $136,000

      As noted above, Mr. Lewis resigned as Chief Operating Officer and Chief Financial Officer effective January 7, 2005. He will continue as a part-time employee of the Company until February 18, 2005 and will be paid at an hourly rate proportional to the base salary indicated above. In addition, 8,164 shares of restricted stock previously awarded to Mr. Lewis will vest on February 18, 2004 in accordance with the annual vesting schedule of such award.

      The Board of Directors retains the authority to provide discretionary bonuses to managers and employees. Executive officers, as well as other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's 2002 Long Term Incentive and Stock Option Plan.

SUMMARY OF OPTION GRANTS

      The Company did not grant any stock options to Named Executive Officers during fiscal 2004.

SUMMARY OF OPTION EXERCISES

      The following table contains information concerning the exercise of stock options by Named Executive Officers during fiscal 2004.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                      Number of Securities
                                                     Underlying Unexercised          Value of Unexercised In-the-
                          Option Exercises              Options at FYE                 Money Options at FYE (1)
                    ---------------------------   ----------------------------      ------------------------------
                      Shares
                    Acquired on       Value
      Name           Exercise      Realized (2)   Exercisable    Unexercisable      Exercisable      Unexercisable
----------------    -----------    ------------   -----------    -------------      -----------      -------------
Craig S. Fawcett        -0-             -0-          94,667          47,333           136,320            68,160
John G. Lewis           -0-             -0-          62,684          26,367           145,974            53,685
Thomas N. Flies        30,667         56,180         25,536          18,070            52,450            30,096
Peter A. Thayer         -0-             -0-           -0-             -0-               -0-               -0-
Mark W. Engel           -0-             -0-           -0-             -0-               -0-               -0-

----------
(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market on September 30, 2004 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.

(2) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market on the date of exercise, less the option exercise price, multiplied by the applicable number of shares underlying the options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 2004 its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

      As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director. In addition, the Company has entered into indemnification agreements with the Trident Investors and its representatives who serve as directors on the Board which may supplement the indemnification provisions available to them under Minnesota law.

CERTAIN TRANSACTIONS

      On November 30, 2004, the Company paid in full the remaining $213,839 balance on its note payable to Deere & Company. John Deere Special Technologies Group, Inc., the Company's largest shareholder, is a wholly-owned subsidiary of Deere & Company. Repayment of this note is secured by substantially all assets of the Company.

      The Company purchases a significant portion of the hardware components for its products from Phoenix International Corporation ("Phoenix"), a wholly-owned subsidiary of Deere & Company.

Payments by the Company to Phoenix totaled $4,401,000 during the Company's fiscal year ended September 30, 2004 and $1,541,000 during the fiscal year ended September 30, 2003. All transactions between Phoenix and the Company have been and will be on terms negotiated at "arms length."

      JDSTG and the Trident Investors have rights to nominate directors, and in the case of the Trident Investors, to vote separately as a class on their nominees. (See Notes 5, 9, 10, and 11 of the table under "PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT" and "ELECTION OF DIRECTORS.") In addition, Trident has a right of first refusal on certain new stock issuances by the Company which is intended to permit Trident to maintain its current percentage ownership.

      Our President and Chief Executive Officer, Craig Fawcett, is technically "on leave" from Deere & Company, i.e., he has not formally terminated his employment relationship with Deere. His status with Deere is similar to assignment with a wholly-owned subsidiary of Deere and provides him with the following benefits:

            - Options. His options to purchase Deere stock remain in effect. No new options have been granted since February 20, 2002, the date when his leave commenced.

            - Pension. While he is on leave, there is no interruption of years of service credit under Deere's pension benefits. No new benefits have accrued since February 20, 2002.

      Mr. Fawcett receives no pay from Deere and he is not guaranteed a position with Deere if he expresses a desire to return. His "on leave" status could continue indefinitely (in theory), but its continuation beyond February 20, 2005 will require Deere approval. Mr. Fawcett has advised us that he has requested such approval, and if such approval is granted, such arrangement will extend until February 20, 2006. He could request further extension at that time.

                                   PROPOSAL 2

         APPROVE THE ACQUISITION OF ADDITIONAL SERIES B PREFERRED STOCK
                        OF THE COMPANY BY TRIDENT CAPITAL

NEED FOR SHAREHOLDER APPROVAL

      The rules of the Nasdaq Stock Market, Inc. (the "Nasdaq Rules") require advance shareholder approval of any "Change of Control" as defined in the Nasdaq Rules.

      "Change of Control" means that an investor or group of investors acquire or obtains the rights to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of an issuer on a post-transaction basis, unless following the transaction either (A) another shareholder or group of shareholders unaffiliated with the investor or group of investors has a greater interest; or (B) the issuer's management and directors as a group (other than any individuals that are affiliated with the investor or group of investors) have a larger interest than the investor or group of investors."

      The Preferred Stock pays an annual cumulative dividend of 4% of the original issue price. The Trident Investors, at their option, may take additional shares of Preferred Stock in lieu of payment of cash dividends on the Preferred Stock, which could result in a Change of Control. If Trident converted all of its Preferred Stock to Common Stock as of the date of this proxy statement, it would hold 18.7% of the Common Stock then outstanding. If Trident elects to receive semi-annual dividends in shares of Preferred Stock rather than cash, it will receive an additional 2% of its then total shares of Preferred Stock at each such semi-annual election (which shares would be convertible to Common Stock on a one-to-one basis, assuming no events resulting in an anti-dilution adjustment). As of the date of this proxy statement we have 7,282,785 shares of Common Stock and 1,676,800 shares of Preferred Stock outstanding. If these numbers do not change except for the issuance of Preferred Stock dividend shares to Trident, then Trident could increase its percentage ownership by approximately 0.6% each year by election to receive its dividends in stock.

      Trident has agreed that the Trident Investors will not exercise their election to receive dividends in the form of additional shares of Preferred Stock if such election would result in a Change of Control, unless the shareholders of the Company have approved a Change of Control in favor of Trident.

      A vote "FOR" Proposal 2 means that you approve acquisition of additional Series B Preferred Stock and/or Common Stock of the Company by Trident pursuant to the terms of the Series B Preferred Stock and/or warrants, for example, by payment of a dividend in Preferred Stock in lieu of cash or by operation of the anti-dilution provisions of the Preferred Stock and/or warrants.

BACKGROUND

      On December 6, 2003, the Company entered into a Common Stock Warrant and Series B Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") with the following entities associated with Trident Capital, Inc. (collectively, "Trident"):

            -     Trident Capital Fund-V, L.P.

            -     Trident Capital Fund-V Affiliates Fund, L.P.

            -     Trident Capital Fund-V Affiliates Fund (Q), L.P.

            -     Trident Capital Fund-V Principals Fund, L.P.

            -     Trident Capital Parallel Fund-V, C.V.

      Under the Stock Purchase Agreement, Trident purchased 1,612,903 shares of Series B Preferred Stock for $4,096,774, or $2.54 per share. Each share of the Preferred Stock is convertible into one share of the Company's Common Stock. The price per share of Preferred Stock and the conversion price for the Common Stock is equal to the "market value" of the Common Stock (as defined in the rules of the Nasdaq Stock Market) on the date of execution of the definitive agreements. The Preferred Stock pays an annual cumulative dividend of 4% of the original issue price (payable in additional shares of Preferred Stock rather than cash, at the option of the holders) and has a non-participating preferred liquidation right equal to the original issue price, plus accrued unpaid dividends. The Preferred Stock is redeemable by the Company after five (5) years at the original issue price, plus accrued unpaid dividends, if the market value of the Common Stock is at least three (3) times the then effective conversion price for a specified period. The Company is required to redeem the preferred stock in certain events described therein, including default on debt, significant adverse judgments in litigation, bankruptcy, or a Change in Control (as defined in Section 4(D) of the Certificate of Designation filed as an exhibit to the Company's Report on Form 8-K filed on December 9, 2003).

      So long as the Trident Investors hold at least 325,000 shares of Preferred Stock, they are entitled to vote as a class to elect two (2) members of the Company's Board of Directors and to vote on an "as-converted" basis with the holders of Common Stock on all other matters, including the election of Directors.

      Additionally, the Company issued the Trident Investors 5-year warrants to purchase 451,226 shares of its Common Stock at an exercise price of $3.17 per share. The aggregate purchase price of the warrants was $56,403.

      The warrants permit "cashless exercise."

      Ancillary agreements include indemnification agreements for Trident and its representatives on the Company's Board , and a voting and right of first refusal agreement between Trident and each of John Deere Special Technologies Group, Inc. and William P. Flies (each a major shareholder).

      Pursuant to the Stock Purchase Agreement, the Company has registered under the Securities Act of 1933 the resale of the Common Stock to be issued pursuant to conversion of the Preferred Stock and exercise of the warrants, and a reasonable estimate of the number of shares of Common Stock underlying the Preferred Stock to be issued as dividends on the Preferred Stock.

OTHER APPROVALS

      Under the Minnesota Business Corporation Act, the Company is precluded from entering into certain specified business combinations with, or proposed by, or on behalf of, any "interested shareholder" or affiliated of associated persons for at least four years after the shareholder acquires its 10% interest, unless a committee of the Board consisting of all of its disinterested directors (excluding present officers and employees of the Company and persons who were officers or employees of the Company within the preceding five years) approves the acquisition of the 10% interest or the business combination before the date on which the shareholder acquires its 10% interest. "Interested shareholder" means a beneficial holder of at least 10% of the outstanding voting shares, including an affiliate or associate of the Company who, within the preceding four years, was a 10% shareholder regardless of such person's present shareholdings. The Board of Directors appointed a disinterested committee which approved the investment by the Trident Investors.

      For purposes of the statute, business combinations include the following transactions with an interested shareholder (or affiliated or associated persons): (i) certain mergers of the Company or its subsidiaries, statutory share exchanges or dispositions of substantial assets of the Company or its subsidiaries; (ii) issuances or transfers by Company or its subsidiaries of substantial shares of the Company or its subsidiaries; (iii) loans or other financial assistance or tax advantages provided by the Company or its subsidiaries; and (iv) recapitalizations that increase the proportionate voting power of the interested shareholder or affiliated or associated persons. Plans for a liquidation, dissolution or reincorporation in another state of the Company proposed by, or on behalf of, or pursuant to agreements, arrangements or understandings with an interested shareholder (or affiliated or associated persons) also constitute business combinations.

      In addition, subject to certain exceptions, the Minnesota Business Corporation Act requires the approval of the holders of a majority of the Company's voting shares and a majority of the Company's voting shares held by disinterested shareholders before a person purchasing 20% or more of the Company's voting shares from a person other than the Company can vote the shares in excess of 20%. Similar shareholder approvals are required at the 33-1/3% and majority thresholds. These provisions are not applicable to the Trident investment because all of its shares have been acquired (and will be acquired upon exercise of warrants and conversion of Series B Preferred Stock) directly from the Company.

      No notification was required under the Hart-Scott-Rodino Act.

      The Board of Directors of the Company did not seek or obtain any independent third party opinion as to the fairness of the Trident share acquisition, from a financial point of view, to the XATA shareholders.

EFFECT OF THE TRANSACTION ON EXISTING SHAREHOLDERS

      The Trident investment has not resulted and will not result in any change in the number or type of shares owned by the existing holders of the Company's Common Stock. However, by virtue of Trident's significant ownership and certain provisions of the Preferred Stock, the Stock Purchase Agreement, and the related Voting Agreement, Trident has the right to influence the business and operations of the Company to a significant extent, and has the ability to significantly influence the outcome of any vote of the shareholders, including votes concerning the election of directors and changes in control. In addition, certain actions by the Company require prior consent of Trident.

ABOUT TRIDENT

      Trident Capital is a leading venture capital and private equity fund with over $1.2 billion of capital under management, including $519 million of capital in its most recent fund, Fund V. Trident has invested in over 100 companies since its inception in 1993. The firm focuses on investments in the information services and enterprise software sectors, with numerous investments in the mobile applications and outsourced services markets. The firm has offices in Palo Alto, CA; Lake Forest, IL; Los Angeles, CA; and Westport, CT.

                                   PROPOSAL 3

          APPROVAL OF AMENDMENT TO THE BYLAWS OF THE COMPANY TO PERMIT
                              UNCERTIFICATED SHARES

      The securities markets in the U.S. and around the world are rapidly moving toward a paperless environment in which securities transactions and ownership of securities are evidenced solely by electronic records. The Company's transfer agent, Wells Fargo Shareowner Services, has introduced the Direct Registration System ("DRS"), which would eliminate paper stock certificates. While the Company has not yet decided to move to DRS, it may opt to do so (or it may be required to do so) in the future. Currently, the Company's Bylaws require certificated shares, thus precluding the Company's participation in DRS. In order to permit such participation, the Board has adopted, and recommends that the shareholders approve, the restatement of Sections 6.2 and 6.3 of the Bylaws, as set forth on Appendix A to this Proxy Statement. If this proposal is approved by the shareholders, the Board of Directors may adopt a resolution, without further approval by shareholders, to the effect that any or all classes of XATA's stock will be uncertificated shares. Outstanding shares would not be decertificated until surrendered to the Company's transfer agent and registrar. The rights and obligations of the holders of certificated and uncertificated shares of the same class and series will be identical.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of our Board of Directors is comprised of three (3) directors, all of whom are "independent" under the listing standards of The Nasdaq Stock Market. During the fiscal year ended September 30, 2004, the members of the Committee were Carl M. Fredericks (Chair), Stephen A. Lawrence, and Roger W. Kleppe. The Board of Directors has determined that all Audit Committee members are financially literate under current Nasdaq listing standards and that at least one member has financial management expertise. In addition, the Board of Directors has determined that Carl M. Fredericks is a qualified audit committee financial expert as defined in the regulations of the Securities and Exchange Commission.

      The Committee recommends to the Board of Directors the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

      The Company has established an Audit Committee Charter which sets forth the Audit Committee's principal accountabilities, including selecting and engaging the independent auditor and approving the audit and non-audit services to be provided by the independent auditor.

      The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

      The Committee has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee has also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

      In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

      Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended September 30, 2004.

      Members of the Audit Committee:

           Carl M. Fredericks
           Stephen A. Lawrence
           Roger W. Kleppe

AUDIT FEES

      Aggregate fees billed by Grant Thornton LLP in connection with the audit of our financial statements for the years ended September 30, 2004 and 2003, and for review of our quarterly financial statements included in our reports on Form 10-QSB during each year totaled $64,000 and $55,000 respectively. No leased personnel were utilized by Grant Thornton LLP in connection with any audit services provided to us.

AUDIT RELATED FEES

      Aggregate fees billed by Grant Thornton LLP for assurance related services during the fiscal years ended September 30, 2004 and 2003 totaled $27,800 and $10,300 respectively. The fiscal 2004 fees were for services related to the issuance of Preferred Stock to the Trident Investors and related SEC filing requirements.

TAX FEES

      Aggregate fees billed by Grant Thornton LLP for tax compliance, advisory and planning services during the fiscal years ended September 30, 2004 and 2003 totaled $17,600 and $15,900 respectively.

AUDITOR FEES PRE-APPROVAL POLICY

      The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services to be provided by Grant Thornton LLP, the Company's independent auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Committee. The Committee approved all audit and non-audit services provided by Grant Thornton LLP during fiscal 2004.

                    PROPOSALS FOR FISCAL 2005 ANNUAL MEETING

      We currently anticipate that the next annual meeting, for the fiscal year ending September 30, 2005 (the "2005 Annual Meeting"), will be held on or around March 1, 2006. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2005 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than October 1, 2005.

      In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2005 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2005 Annual Meeting, unless we have received notice of the shareholder proposal on or before December 1, 2005.

      In addition, pursuant to Section 2.11 of our Bylaws, a shareholder who wishes to bring any business before the 2005 Annual Meeting must give notice of that fact, plus the additional information required under Section 2.11, at least 90 days before the meeting.

                                            By Order of the Board of Directors

                                            /s/ Craig S. Fawcett
                                            ----------------------------------
                                            Craig S. Fawcett
                                            Secretary

Dated:  January 11, 2005
Burnsville, Minnesota

A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES OUR REPORT ON FORM 10-KSB, IS ENCLOSED. AN ADDITIONAL COPY OF OUR FORM 10-KSB (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: CRAIG S. FAWCETT, CEO, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337.

                                   APPENDIX A

      The following restatement of Sections 6.2 and 6.3 as currently in effect is marked to show changes from such Sections as currently in effect.

      SECTION 6.2. CERTIFICATES. Shares of the capital stock of the corporation
                                 ------
may be certificated or uncertificated, as determined by the Board of Directors.
------------------------------------------------------------------------------
If certificated, the certificates shall be in such form or forms as may be
---------------------------------
determined by the Board of Directors or those actually used in the event the Board fails to act. Certificates shall be signed by the President/Chief
                    ---------------------
Executive Officer or a Vice President, and by the Secretary or -an Assistant Secretary, if one has been elected or appointed, otherwise, by the Treasurer/Chief Financial Officer or an Assistant Treasurer; provided, however, that where a certificate is countersigned by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and registered by a registrar, the signatures of said officers on such certificates for shares may be facsimiles. If a person signs or has a facsimile signature placed upon a certificate while an officer, transfer agent, or registrar of the corporation, and if the person has ceased to hold such office, the certificate
----------------                             ----------------
may be issued by the corporation as if the person had the capacity at the date
                                 --
of its issue. All certificates for shares shall be consecutively numbered or otherwise identified, and shall state the name of the corporation, that it is organized under the laws of the State of Minnesota, the name of the person to whom the shares are issued, the number and class of shares, and the designation of the series, if any, that the certificate represents. The name of the person to whom the shares are issued with the number of shares and date of issue shall be entered on the books of the corporation.

      SECTION 6.3. TRANSFER OF SHARES. The shares of stock of the corporation shall be transferable upon its books only by the record holder of such stock or
                                             -------------------------------
by attorney lawfully constituted in writing, and, in the case of certificated
                                                  ---------------------------
shares, upon surrender to the corporation of the old stock certificates,
------
properly endorsed, to the person in charge of the stock and transfer books and designate, by whom they shall be cancelled. A record shall be made of each transfer, and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

                                XATA CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                           THURSDAY, FEBRUARY 17, 2005
                                    3:00 P.M.

                           SHERATON BLOOMINGTON HOTEL
                              7800 NORMANDALE ROAD
                             BLOOMINGTON, MINNESOTA

XATA CORPORATION
151 EAST CLIFF ROAD, SUITE 10
BURNSVILLE, MN 55337                                                PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 11, 2005, hereby appoints each of Stephen A. Lawrence and Craig S. Fawcett as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on Thursday, February 17, 2005 at 3:00 p.m. at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                       See reverse for voting instructions

                               Please detach here

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   Election of Directors duly    01  Stephen A. Lawrence         05  Roger W. Kleppe
     nominated:                    02  Richard L. Bogen            06  Charles R. Stamp, Jr.
                                   03  Craig S. Fawcett
                                   04  Carl M. Fredericks

[ ] FOR all nominees (except as marked)     [ ] Vote WITHHELD From all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S)
 IN THE BOX PROVIDED TO THE RIGHT.)

2. Approval of the acquisition of additional Series B Preferred Stock of the Company by Trident Capital.

             [ ]   FOR            [ ]  AGAINST        [ ]  ABSTAIN

3. Approval of an amendment to the Bylaws of the Company to permit uncertificated shares.

             [ ]   FOR            [ ]  AGAINST        [ ]  ABSTAIN

4. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

             [ ]   FOR            [ ]  AGAINST       [ ]   ABSTAIN

Address change?  Mark Box [ ]          Attending Meeting?  Mark Box [ ]
Indicate changes below:

                                  Dated:__________________, 2005

                                  Signature(s) in Box

                                  PLEASE SIGN exactly as name appears below.
                                  When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.

                                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.